                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                     --------------------------------------



                     DATE OF REPORT:                     MAY 8, 2002
                                              --------------------------------
                                              (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
                              ---------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       Delaware                       0-16284               38-2774613
----------------------------        -----------          -----------------
(STATE OR OTHER JURISDICTION        (COMMISSION          (I.R.S. EMPLOYER
     OF INCORPORATION)              FILE NUMBER)      IDENTIFICATION NUMBER)


            27335 West 11 Mile Road
             Southfield, Michigan                             48034
    ---------------------------------------              -----------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                             National TechTeam, Inc.
          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


                                 (248) 357-2866
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE.


                        On May 16, 2002, TechTeam Global, Inc. (formerly known
               as National TechTeam, Inc.) issued a press release announcing the appointment of David W. Morgan as Vice President, Chief Financial Officer, and Treasurer effective as of June 3, 2002. Since July 2001, Mr. Morgan, age 43, was Vice President, Chief Financial Officer, and Treasurer of Entivity, Inc., a software company. From October 1998, through December 2000, he was Vice President, Chief Financial Officer, and Treasurer of Clover Technologies, Inc, a wholly owned subsidiary of SBC Communications, Inc. From 1996 through October 1998, Mr. Morgan was a Director of Financial Planning & Reporting for Ameritech Corporation. Mr. Morgan replaces Jean Francois Delpy as Chief Financial Officer and Treasurer who left the Company effective May 10, 2002.

                        The press release also announced the promotion of Heidi
               Hagle to Vice President of Human Resources of the Company and Maj Homayounfal to Vice President of Technology of the Company effective May 8, 2002. Ms. Hagle, age 32, has been with the Company since 1996. In 1997, she was a Senior Human Resources Generalist. In April 1998, she became a Human Resources Manager. In September 1999, she was promoted to Director of Human Resources. Mr. Homayounfal, age 48, joined the Company in May of 2001 in his current position. For the previous five years, he was employed by Ford Motor Company in various roles, the last of which was to manage the Ford Global Help Desk. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

                        Further, on May 17, 2002, TechTeam Global, Inc. issued a
               press release announcing the Company's name change from National TechTeam, Inc. to TechTeam Global, Inc. The Amendment to the Company's Certificate of Incorporation was approved by the Board of Directors in its February 26, 2002, Regular Meeting, and approved by the Shareholders of the Company at the Company's Annual Meeting of Shareholders on May 8, 2002. The Amendment was filed with the State of Delaware. A copy of the Certificate of Amendment of Certificate of Incorporation, filed with the State of Delaware on or about May 14, 2002, is attached as Exhibit 99.2 and a copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a)      Financial statements of business acquired.

                                 Not applicable.

               (b)      Pro forma financial information.

                                 Not applicable.




                                      -2-
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               (c)      Exhibits.


99.1           Press Release of National TechTeam, Inc., dated May 16, 2002

99.2           Certificate of Amendment to Certificate of Incorporation

99.3           Press Release of TechTeam Global, Inc. dated May 17, 2002


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TECHTEAM GLOBAL, INC.
                                        (fka National TechTeam, Inc.)


                                       By: /s/ Michael A. Sosin
                                          --------------------------------------
                                          Michael A. Sosin
                                          Secretary

Date:    May 17, 2002




                                      -3-
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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

99.1            Press Release of National TechTeam, Inc., dated May 16, 2002.

99.2            Certificate of Amendment to Certificate of Incorporation.

99.3            Press Release of TechTeam Global, Inc., dated May 17, 2002.
































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